Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

21. Subsequent Events

In February 2024, the Company entered into contracts for the construction of two 8,258 TEU container vessels with the latest eco design characteristics for an aggregate purchase price of $188.4 million. These container vessels are expected to be delivered to the Company in 2026 and 2027, respectively.

In February 2024, the Company entered into agreements to acquire three Capesize bulk carriers built in 2010 through 2011, respectively for an aggregate purchase price of $79.9 million. These vessels are expected to be delivered to the Company between April and July 2024.

In February 2024, the Company declared a dividend of $0.80 per share of common stock amounting to $15.5 million, which is payable on March 14, 2024, to holders of record on February 28, 2024.